GREAT-WEST FUNDS, INC.

Great-West T. Rowe Price Equity Income Fund

Institutional Class Ticker: MXVHX

Investor Class Ticker: MXEQX

Class L Ticker: MXTQX

Supplement dated June 14, 2019 to the Prospectus and Summary Prospectus for the Fund, each dated April 30, 2019.

Notice of Merger Subject to Shareholder Approval

At in-person meetings held on December 6-7, 2018 and June 12-13, 2019 the Board of Directors of Great-West Funds, Inc. (“Great-West Funds”), including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of the Great-West T. Rowe Price Equity Income Fund, a series of Great-West Funds (the “Target Fund”), with and into the Great-West Large Cap Value Fund (formerly, the Great-West Putnam Equity Income Fund) another series of Great-West Funds (the “Acquiring Fund”) (the “Merger”).

The Merger requires shareholder approval. Accordingly, at a special meeting of shareholders of the Target Fund to be held on August 21, 2019, shareholders of record as of June 6, 2019 will be asked to vote on the Merger. If the Merger is approved and completed, you will become a shareholder of the Acquiring Fund. It is anticipated that the Merger will be a tax-free reorganization for U.S. federal income tax purposes.

Subject to shareholder approval, it is anticipated that the Merger will be consummated on or about August 23, 2019, or on such other date as the officers of Great-West Funds determine (the “Closing Date”). As of the close of business on the Closing Date, beneficial owners of Institutional Class shares of the Target Fund will automatically receive a proportionate number of Institutional Class shares of the Acquiring Fund based on the respective class of the Target Fund’s net asset value, while beneficial owners of Investor Class and Class L shares of the Target Fund will automatically receive a proportionate number of Investor II Class shares of the Acquiring Fund based on the respective class of the Target Fund’s net asset value. Accordingly, when acquiring shares of the Target Fund prior to the Closing Date, you should also consider the strategies and risks of the Acquiring Fund. Please see the Prospectus or Summary Prospectus for the Acquiring Fund for further information on its strategies and risks.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary

Prospectus, each dated April 30, 2019.

Please keep this Supplement for future reference.